UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    December 9, 2004

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.
333-42427	J. CREW GROUP, INC. (Incorporated in New York) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-2894486

333-107211	J. CREW INTERMEDIATE LLC (Formed in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	N/A

333-42423	J. CREW OPERATING CORP. (Incorporated in Delaware) 770 Broadway New York, New York 10003 Telephone: (212) 209-2500	22-3540930

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.  On December 9, 2004, J.Crew Group, Inc. issued a press release announcing the Company’s third quarter financial results for the period ended October 30, 2004.  The Company is furnishing a copy of the press release herewith as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits.

(c)                                  Exhibit No. 99.1 - Press release issued by J.Crew Group, Inc. on December 9, 2004.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. CREW GROUP, INC.
J. CREW OPERATING CORP.
J. CREW INTERMEDIATE LLC

By	/s/ Amanda J. Bokman
	Name:	Amanda J. Bokman
	Title:	Chief Financial Officer

Date:       December 9, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by J.Crew Group, Inc. on December 9, 2004.